GREENLIGHT RE ANNOUNCES FINANCIAL RESULTS FOR THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2025

Achieves Record Quarterly Underwriting Income,
Leading to a Combined Ratio of 86.6%

GRAND CAYMAN, Cayman Islands – November 3, 2025 – Greenlight Capital Re, Ltd. (NASDAQ: GLRE) (“Greenlight Re” or the “Company”) today reported its financial results for the third quarter and nine months ended September 30, 2025.

Third Quarter 2025 Highlights (all comparisons are to third quarter 2024 unless noted otherwise):

•Gross premiums written increased 9.5% to $184.4 million;
•Net premiums earned increased 8.9% to $165.4 million;
•Net underwriting income of $22.3 million, compared to $6.1 million;
•Combined ratio of 86.6%, compared to 95.9%;
•Total investment loss of $17.4 million, compared to total investment income of $30.3 million;
•Net loss of $4.4 million, or -$0.13 per diluted ordinary share, compared to $35.2 million, or $1.01 per diluted ordinary share;
•Repurchased $2.0 million of shares at an average cost of $12.88 per share; and
•Fully diluted book value per share decreased 0.4% to $18.90, from $18.97 at June 30, 2025.

Nine Months Ended September 30, 2025 Highlights (all comparisons are to the same period in 2024):

•Gross premiums written increased 10.3% to $612.0 million;
•Net premiums earned increased 5.0% to $495.5 million;
•Net underwriting income of $22.6 million compared to $9.8 million;
•Combined ratio of 95.4%, compared to 97.9%;
•Total investment income of $15.3 million, compared to $77.0 million;
•Net income of $25.6 million, or $0.74 per diluted ordinary share, compared to $70.2 million, or $2.02 per diluted ordinary share; and
•Fully diluted book value per share increased 5.3% to $18.90, from $18.72 at December 31, 2024.

Greg Richardson, Chief Executive Officer of Greenlight Re, stated, “We are pleased with our third quarter 2025 underwriting results, which resulted in a combined ratio of 86.6%, the lowest in the Company’s history. We demonstrated our ability to achieve strong margins, supported by robust performance in our underwriting book and favorable catastrophe loss activity. These results underscore the effectiveness of our strategy, the quality of our risk selection, and our performance-driven culture.”

David Einhorn, Chairman of the Board of Directors, said, “The investment environment remains difficult for our style and the Solasglas investment portfolio lost 3.2% during the third quarter. Our long positions did not keep up with a strong equity market, while our short positions hurt our overall results. The Company’s best-ever underwriting result helped offset the weak investment results and we continued to buy back our stock at an attractive price.”

Greenlight Capital Re, Ltd. Third Quarter 2025 Earnings Call

Greenlight Re will host a live conference call to discuss its financial results on Tuesday, November 4, 2025, at 9:00 a.m. Eastern Time. Dial-in details:

U.S. toll free             1-877-407-9753
International            1-201-493-6739

The conference call can also be accessed via webcast at:
https://event.webcasts.com/starthere.jsp?ei=1727624&tp_key=9fa8b9073f

A telephone replay will be available following the call through November 9, 2025. The replay of the call may be accessed by dialing 1-877-660-6853 (U.S. toll free) or 1-201-612-7415 (international), access code 13754962. An audio file of the call will also be available on the Company’s website, www.greenlightre.com.

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Non-GAAP Financial Measures
In presenting the Company’s results, management has included fully diluted book value per share as a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). This measure is referred to as a non-GAAP measure. The non-GAAP measure may be defined or calculated differently by other companies. Management believes the measure allows for a more thorough understanding of the Company’s performance. The non-GAAP measure may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliation of the measure to the most comparable GAAP figures is included in the attached financial information in accordance with Regulation G.

Forward-Looking Statements
This news release contains forward-looking statements concerning Greenlight Capital Re, Ltd. and/or its subsidiaries (the “Company”) within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include a downgrade or withdrawal of our A.M. Best ratings; any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; the carry values of our investments made under our Greenlight Re Innovations segment may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this release, whether as a result of new information, future events, or otherwise, except as provided by law.

About Greenlight Capital Re, Ltd.
Greenlight Re (www.greenlightre.com) provides multiline property and casualty insurance and reinsurance through its licensed and regulated reinsurance entities in the Cayman Islands and Ireland, and its Lloyd’s platform, Greenlight Innovation Syndicate 3456. The Company complements its underwriting activities with a non-traditional investment approach designed to achieve higher rates of return over the long term than reinsurance companies that exclusively employ more traditional investment strategies. The Company’s innovations unit, Greenlight Re Innovations, supports technology innovators in the (re)insurance space by providing investment capital, risk capacity, and access to a broad insurance network.

Investor Relations Contact
Karin Daly
Vice President, The Equity Group Inc.
(212) 836-9623
IR@greenlightre.ky

GREENLIGHT CAPITAL RE, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(expressed in thousands of U.S. dollars, except per share and share amounts)

	September 30, 2025	December 31, 2024
	(Unaudited)
Assets
Investments
Investment in related party investment fund, at fair value	$456,861	$387,144
Other investments	63,182	73,160
Total investments	520,043	460,304
Cash and cash equivalents	68,789	64,685
Restricted cash and cash equivalents	586,444	584,402
Reinsurance balances receivable (net of allowance for expected credit losses)	731,707	704,483
Loss and loss adjustment expenses recoverable (net of allowance for expected credit losses)	82,783	85,790
Deferred acquisition costs	98,476	82,249
Unearned premiums ceded	36,123	29,545
Other assets	9,690	4,765
Total assets	$2,134,055	$2,016,223
Liabilities and equity
Liabilities
Loss and loss adjustment expense reserves	$938,308	$860,969
Unearned premium reserves	379,274	324,551
Reinsurance balances payable	97,980	105,892
Funds withheld	15,139	21,878
Other liabilities	9,720	6,305
Debt	34,745	60,749
Total liabilities	1,475,166	1,380,344
Shareholders' equity
Ordinary share capital (par value $0.10; issued and outstanding, 34,099,226) (2024: par value $0.10; issued and outstanding, 34,831,324)	$3,394	$3,483
Additional paid-in capital	479,099	481,551
Retained earnings	176,396	150,845
Total shareholders' equity	658,889	635,879
Total liabilities and equity	$2,134,055	$2,016,223

GREENLIGHT CAPITAL RE, LTD.
CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (Unaudited)
(expressed in thousands of U.S. dollars, except percentages and per share amounts)

	Three months ended September 30		Nine months ended September 30
	2025	2024	2025	2024
Underwriting results:
Gross premiums written	$184,377	$168,346	$611,950	$554,579
Gross premiums ceded	(21,695)	(26,598)	(65,344)	(64,611)
Net premiums written	162,682	141,748	546,606	489,968
Change in net unearned premium reserves	2,737	10,136	(51,083)	(18,150)
Net premiums earned	$165,419	$151,884	$495,523	$471,818
Net loss and LAE incurred:
Current year	$(87,776)	$(98,820)	$(303,474)	$(305,467)
Prior year	(817)	5,655	(8,082)	943
Net loss and LAE incurred	(88,593)	(93,165)	(311,556)	(304,524)
Acquisition costs	(46,962)	(46,162)	(140,676)	(138,226)
Underwriting expenses	(7,472)	(6,073)	(20,311)	(18,223)
Deposit interest expense	(94)	(377)	(367)	(1,020)
Net underwriting income	$22,298	$6,107	$22,613	$9,825

Income (loss) from investment in Solasglas	$(14,404)	$19,844	$(483)	$42,422
Net investment income (loss)	(2,950)	10,454	15,807	34,580
Total investment income (loss)	$(17,354)	$30,298	$15,324	$77,002

Corporate and other expenses	$(5,399)	$(4,253)	$(14,826)	$(13,334)
Foreign exchange gains (losses)	(1,994)	5,826	8,632	3,245
Interest expense	(1,430)	(2,018)	(4,038)	(4,827)
Income (loss) before income tax	(3,879)	35,960	27,705	71,911
Income tax expense	(526)	(723)	(2,154)	(1,677)
Net income (loss)	$(4,405)	$35,237	$25,551	$70,234

Earnings per share
Basic	$(0.13)	$1.03	$0.75	$2.05
Diluted	$(0.13)	$1.01	$0.74	$2.02

Underwriting ratios:
Current year loss ratio	53.1%	65.0%	61.2%	64.7%
Prior year reserve development ratio	0.5%	(3.7)%	1.6%	(0.2)%
Loss ratio	53.6%	61.3%	62.8%	64.5%
Acquisition cost ratio	28.4%	30.4%	28.4%	29.3%
Composite ratio	82.0%	91.7%	91.2%	93.8%
Underwriting expense ratio	4.6%	4.2%	4.2%	4.1%
Combined ratio	86.6%	95.9%	95.4%	97.9%

The following tables present the Company’s results by segment and on a consolidated basis:

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended September 30, 2025

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$154,994	$29,393	$(10)	$184,377
Net premiums written	$140,372	$22,318	$(8)	$162,682
Net premiums earned	$144,427	$21,000	$(8)	$165,419
Net loss and LAE incurred	(76,590)	(11,412)	(591)	(88,593)
Acquisition costs	(40,069)	(6,894)	1	(46,962)
Other underwriting expenses	(5,446)	(2,026)	—	(7,472)
Deposit interest expense, net	(94)	—	—	(94)
Underwriting income (loss)	22,228	668	(598)	22,298
Net investment income (loss)	5,623	(11,270)	2,697	(2,950)
Corporate and other expenses	—	(724)	(4,675)	(5,399)
Income (loss) from investment in Solasglas			(14,404)	(14,404)
Foreign exchange gains (losses)			(1,994)	(1,994)
Interest expense			(1,430)	(1,430)
Income (loss) before income taxes	$27,851	$(11,326)	$(20,404)	$(3,879)

Underwriting ratios:
Loss ratio	53.0%	54.3%	NM*	53.6%
Acquisition cost ratio	27.7%	32.8%	NM*	28.4%
Composite ratio	80.7%	87.1%	NM*	82.0%
Underwriting expenses ratio	3.8%	9.6%	NM*	4.6%
Combined ratio	84.5%	96.7%	NM*	86.6%
*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended September 30, 2024

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$150,331	$18,675	$(660)	$168,346
Net premiums written	$128,238	$14,170	$(660)	$141,748
Net premiums earned	$126,577	$21,793	$3,514	$151,884
Net loss and LAE incurred	(76,177)	(12,223)	(4,765)	(93,165)
Acquisition costs	(38,223)	(6,963)	(976)	(46,162)
Other underwriting expenses	(4,871)	(1,202)	—	(6,073)
Deposit interest income, net	(377)	—	—	(377)
Underwriting income (loss)	6,929	1,405	(2,227)	6,107
Net investment income	9,360	253	841	10,454
Corporate and other expenses	—	(608)	(3,645)	(4,253)
Income from investment in Solasglas			19,844	19,844
Foreign exchange gains (losses)			5,826	5,826
Interest expense			(2,018)	(2,018)
Income (loss) before income taxes	$16,289	$1,050	$18,621	$35,960

Underwriting ratios:
Loss ratio	60.2%	56.1%	135.6%	61.3%
Acquisition cost ratio	30.2%	32.0%	27.8%	30.4%
Composite ratio	90.4%	88.1%	163.4%	91.7%
Underwriting expenses ratio	4.1%	5.5%	—%	4.2%
Combined ratio	94.5%	93.6%	163.4%	95.9%

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Nine months ended September 30, 2025

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$528,036	$84,455	$(541)	$611,950
Net premiums written	$478,092	$69,005	$(491)	$546,606
Net premiums earned	$434,622	$61,391	$(490)	$495,523
Net loss and LAE incurred	(272,828)	(37,002)	(1,726)	(311,556)
Acquisition costs	(121,850)	(18,939)	113	(140,676)
Other underwriting expenses	(15,104)	(5,207)	—	(20,311)
Deposit interest expense, net	(367)	—	—	(367)
Underwriting income (loss)	24,473	243	(2,103)	22,613
Net investment income (loss)	17,023	(10,391)	9,175	15,807
Corporate and other expenses	—	(1,898)	(12,928)	(14,826)
Income (loss) from investment in Solasglas			(483)	(483)
Foreign exchange gains (losses)			8,632	8,632
Interest expense			(4,038)	(4,038)
Income (loss) before income taxes	$41,496	$(12,046)	$(1,745)	$27,705

Underwriting ratios:
Loss ratio	62.8%	60.3%	-352.2%	62.8%
Acquisition cost ratio	28.0%	30.8%	23.1%	28.4%
Composite ratio	90.8%	91.1%	-329.1%	91.2%
Underwriting expenses ratio	3.6%	8.5%	—%	4.2%
Combined ratio	94.4%	99.6%	-329.1%	95.4%

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Nine months ended September 30, 2024

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$480,703	$74,062	$(186)	$554,579
Net premiums written	$427,539	$62,626	$(197)	$489,968
Net premiums earned	$384,052	$67,338	$20,428	$471,818
Net loss and LAE incurred	(236,280)	(38,984)	(29,260)	(304,524)
Acquisition costs	(112,313)	(21,422)	(4,491)	(138,226)
Other underwriting expenses	(15,165)	(3,058)	—	(18,223)
Deposit interest expense, net	(1,020)	—	—	(1,020)
Underwriting income (loss)	19,274	3,874	(13,323)	9,825
Net investment income	31,758	436	2,386	34,580
Corporate and other expenses	—	(2,008)	(11,326)	(13,334)
Income from investment in Solasglas			42,422	42,422
Foreign exchange gains (losses)			3,245	3,245
Interest expense			(4,827)	(4,827)
Income (loss) before income taxes	$51,032	$2,302	$18,577	$71,911

Underwriting ratios:
Loss ratio	61.5%	57.9%	143.2%	64.5%
Acquisition cost ratio	29.2%	31.8%	22.0%	29.3%
Composite ratio	90.7%	89.7%	165.2%	93.8%
Underwriting expenses ratio	4.2%	4.5%	—%	4.1%
Combined ratio	94.9%	94.2%	165.2%	97.9%

GREENLIGHT CAPITAL RE, LTD.
KEY FINANCIAL MEASURES AND NON-GAAP MEASURES

Management uses certain key financial measures, some of which are not prescribed under U.S. GAAP rules and standards (“non-GAAP financial measures”), to evaluate our financial performance, financial position, and the change in shareholder value. Generally, a non-GAAP financial measure, as defined in SEC Regulation G, is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented under U.S. GAAP. We believe that these measures, which may be calculated or defined differently by other companies, provide consistent and comparable metrics of our business performance to help shareholders understand performance trends and facilitate a more thorough understanding of the Company’s business. Non-GAAP financial measures should not be viewed as substitutes for those determined under U.S. GAAP.

The key non-GAAP financial measure used in this news release is:
•Fully diluted book value per share

This non-GAAP financial measure is described below.

Fully Diluted Book Value Per Share

Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our incentive compensation plan.

We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share.

We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units, “RSUs”. We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following table presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Numerator for basic and fully diluted book value per share:
Total equity as reported under U.S. GAAP	$658,889	$663,318	$666,804	$635,879	$663,418
Denominator for basic and fully diluted book value per share:
Ordinary shares issued and outstanding as reported and denominator for basic book value per share	34,099,226	34,198,153	34,557,449	34,831,324	34,832,493
Add: In-the-money stock options (1) and all outstanding RSUs	757,505	775,124	773,938	590,001	602,013
Denominator for fully diluted book value per share	34,856,731	34,973,277	35,331,387	35,421,325	35,434,506

Basic book value per share	$19.32	$19.40	$19.30	$18.26	$19.05
Fully diluted book value per share	$18.90	$18.97	$18.87	$17.95	$18.72
(1) Assuming net exercise by the grantee.